UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as Permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material under § 240.14a-12

CORELOGIC, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other than the Registrant)

Payment of filing fee (Check the appropriate box):

☒	No fee required

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing fee for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount previously paid:
	(2)	Form, Schedule or Registration Statement No.:
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	(4)	Date Filed:

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 10, 2020 (August 9, 2020)

CORELOGIC, INC.

(Exact Name of the Registrant as Specified in Charter)

Delaware	001-13585	95-1068610
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

40 Pacifica	Irvine	California	92618-7471
(Street Address)	(City)	(State)	(Zip Code)

Registrant’s telephone number, including area code (949) 214-1000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading symbol(s)	Name of exchange on which registered
Common Stock, $0.00001 par value	CLGX	New York Stock Exchange
Preferred Stock Purchase Rights	CLGX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

On August 9, 2020, CoreLogic, Inc., a Delaware corporation (the “Company”), issued a press release (the “Press Release”) announcing that its board of directors has called a special meeting of stockholders to be held on November 17, 2020 (the “Special Meeting”). The purpose of the Special Meeting is to consider and vote on the replacement of up to nine (9) directors of the Company with nominees identified by Senator Investment Group LP (“Senator”) and Cannae Holdings, Inc. (“Cannae”). The Special Meeting agenda will also include items of business related to the amendment of the Company’s bylaws that Senator and Cannae indicated they intended to propose. Additional meeting details will be included in the Company’s proxy statement with respect to the Special Meeting to be filed with the Securities and Exchange Commission, which will be mailed to all stockholders entitled to receive notice of and to vote at the Special Meeting. Stockholders are not required to take any action at this time.

The Company also announced in the Press Release that, in response to a record date request by Senator and Cannae, it has set a record date of August 19, 2020 to determine stockholders entitled to deliver consents to request the calling of a special meeting of stockholders to vote on the proposals contained in Senator and Cannae’s July 30, 2020 record date request.

The full text of the Press Release is attached hereto as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

No.	Description

99.1	Press release dated August 9, 2020

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 10, 2020

CORELOGIC, INC.

By:	/s/ Frank D. Martell
Name:	Frank D. Martell
Title:	President and Chief Executive Officer

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Exhibit 99.1

CoreLogic Board of Directors Calls Special Meeting of Shareholders

Board Sets November 17 Meeting Date to Vote on Proposal to Replace Majority of Board of Directors

IRVINE, Calif., August 9, 2020 — CoreLogic® (NYSE: CLGX), a leading global property data and analytics-driven solutions provider, today announced that its Board of Directors has called a Special Meeting of Shareholders on November 17, 2020. The purpose of the Special Meeting is to consider and vote on the replacement of up to nine CoreLogic Directors with nominees identified by Senator Investment Group LP and Cannae Holdings Inc.

Chairman Paul Folino said, “Senator and Cannae have announced their intent to request the calling of a Special Meeting and have also stated an intent to solicit consents from other shareholders in connection with requesting a meeting. In order to remove uncertainty for our shareholders, the Board has scheduled the meeting so that Senator and Cannae will have no reason to continue the convoluted two-step solicitation process they are now pursuing.”

“The Board continues to believe Senator and Cannae’s unsolicited proposal to acquire CoreLogic at $65 per share is significantly undervalued — and we are confident our shareholders will agree. We are laser-focused on executing on our growth strategy and continuing to deliver strong operating performance. CoreLogic is poised for an even stronger second half of 2020, and to outperform in 2021 and 2022, with accelerating growth trends, competitive wins, share gains, and incremental operating leverage.”

“Given CoreLogic’s performance and outlook, as well as recent high-multiple transactions in our sector such as Optimal Blue and Ellie Mae, we believe Senator/Cannae are significantly undervaluing CoreLogic. In our view, their call to replace the CoreLogic Board is an attempt to distract from their failure to put forward a proposal that appropriately values CoreLogic. We look forward to the Special Meeting and to continuing to meet with shareholders to discuss our progress and prospects.”

The Special Meeting agenda will also include items of business related to the amendment of CoreLogic’s bylaws that Senator and Cannae indicated they intended to propose. Additional meeting details will be included in CoreLogic’s forthcoming proxy statement. Shareholders need not take any action at this time.

Regarding Senator and Cannae’s announced consent solicitation, even though this solicitation now has no purpose, the Board of CoreLogic set a record date of August 19, 2020 for shareholders entitled to deliver consents to request the calling of a Special Meeting.

Evercore is serving as financial advisor to CoreLogic and Skadden, Arps, Slate, Meagher & Flom is serving as CoreLogic’s legal advisor.

About CoreLogic

CoreLogic (NYSE: CLGX), the leading provider of property insights and solutions, promotes a healthy housing market and thriving communities. Through its enhanced property data solutions, services and technologies, CoreLogic enables real estate professionals, financial institutions, insurance carriers, government agencies and other housing market participants to help millions of people find, buy and protect their homes. For more information, please visit www.corelogic.com.

CORELOGIC and the CoreLogic logo are trademarks of CoreLogic, Inc. and/or its subsidiaries. All other trademarks are the property of their respective owners.

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Safe Harbor/Forward-Looking Statements

Certain statements made in this press release are forward-looking statements within the meaning of the federal securities laws, including but not limited to those statements related to CoreLogic, Inc.’s (“CoreLogic”, the “Company” or “us”) expected financial results; overall mortgage market volumes; market opportunities; shareholder value creation; statements regarding our strategic plans or growth strategy; and the near and long-term consequences of the unsolicited proposal we received from Cannae Holdings, Inc. (“Cannae”) and Senator Investment Group, LP (“Senator”) on June 26, 2020 (the “Unsolicited Proposal”). Risks and uncertainties exist that may cause the results to differ materially from those set forth in these forward-looking statements. Factors that could cause the anticipated results to differ from those described in the forward-looking statements include the risks and uncertainties set forth in Part I, Item 1A of our most recent Annual Report on Form 10-K and Part II, Item 1A of our most recent Quarterly Report on Form 10-Q, as such risk factors may be amended, supplemented, or superseded from time to time by other reports we file with the U.S. Securities and Exchange Commission (the “SEC”). These risks and uncertainties include but are not limited to: any potential developments related to the Unsolicited Proposal; any impact resulting from COVID-19; our ability to protect our information systems against data corruption, cyber-based attacks or network security breaches; limitations on access to or increase in prices for data from external sources, including government and public record sources; systems interruptions that may impair the delivery of our products and services; changes in applicable government legislation, regulations and the level of regulatory scrutiny affecting our customers or us, including with respect to consumer financial services and the use of public records and consumer data; difficult conditions in the mortgage and consumer lending industries and the economy generally; risks related to the outsourcing of services and international operations; our ability to realize the anticipated benefits of certain acquisitions and/or divestitures and the timing thereof; impairments in our goodwill or other intangible assets; and our ability to generate sufficient cash to service our debt. The forward-looking statements speak only as of the date they are made. The Company does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made.

Important Additional Information and Where to Find It

In the event that Senator and Cannae file a consent solicitation statement or a proxy statement with the SEC in connection with a solicitation to, among other things, possibly remove directors in furtherance of the Unsolicited Proposal (the “Solicitation”), the Company plans to file a proxy statement or a consent revocation statement, as applicable, with the SEC, together with a WHITE proxy card or consent revocation card, as applicable. In addition, the Company plans to file a proxy statement with the SEC, together with a WHITE proxy card, in connection with the special meeting of stockholders that its board of directors has called (together with the proxy statement or consent revocation referred to in the immediately preceding sentence, each, a “Solicitation Statement”). SHAREHOLDERS ARE URGED TO READ THE APPLICABLE SOLICITATION STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT THE COMPANY WILL FILE WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.

Shareholders will be able to obtain, free of charge, copies of the applicable Solicitation Statement(s), any amendments or supplements thereto and any other documents (including the WHITE proxy card or consent revocation card, as applicable) when filed by the Company with the SEC in connection with the Solicitation at the SEC’s website (http://www.sec.gov), at the Company’s website (https://investor.corelogic.com), or by contacting Innisfree M&A Incorporated by phone toll-free at (877) 750-9498 (from the U.S. and Canada) or +1 (412) 232-3651 (from other locations), or by mail at Innisfree M&A Incorporated, 501 Madison Avenue, 20th Floor, New York, New York, 10022.

Participants in the Solicitation

The Company, its directors and certain of its executive officers and other employees will be participants in the solicitation of proxies from shareholders in connection with the Solicitation. Additional information regarding the identity of these potential participants, none of whom owns in excess of one percent (1%) of the Company’s shares, and their direct or indirect interests, by security holdings or otherwise, will be set forth in the applicable Solicitation Statement and other materials to be filed with the SEC in connection with the Solicitation. Information relating to the foregoing can also be found in the Company’s definitive proxy statement for its 2020 annual meeting of shareholders (the “2020 Proxy Statement”), filed with the SEC on March 19, 2020. To the extent holdings of the Company’s securities by such potential participants (or the identity of such participants) have changed since the information printed in the 2020 Proxy Statement, such information has been or will be reflected on Statements of Change in Ownership on Forms 3 and 4 filed with the SEC. You may obtain free copies of these documents using the sources indicated above.

Contacts

Investors:

Dan Smith

703-610-5410

danlsmith@corelogic.com

Media:

Sard Verbinnen & Co.

George Sard/Jim Barron/Robin Weinberg

CoreLogic-SVC@SARDVERB.com